UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2024

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
(d)
On February 14, 2024, the Board of Directors (the “Board”) of Quaint Oak Bancorp, Inc. (the “Company”) appointed Mr. Bora Ozkan, Ph.D., to the Board of the Company effective, February 14, 2024.  Mr. Ozkan’s initial term will expire at the 2024 annual meeting of shareholders of the Company to be held on May 8, 2024. Mr. Ozkan has served on the Board of Directors (the “Bank Board”) of Quaint Oak Bank (the “Bank”), the Company’s wholly owned subsidiary since November 9, 2022.

Mr. Ozkan has served as Associate Professor of Finance of Temple University, Philadelphia, PA since 2020 and prior thereto, Assistant Professor of Finance from 2014 to 2020. Mr. Ozkan also serves as Academic Director of OMBA and OBBA, Temple University, since 2018. Previously, Mr. Ozkan served as Managing Director of Capital Markets, Temple University, from 2014 to 2020.

Mr. Ozkan serves as a member of the Asset Liability Committee and Strategic Banking Initiative Committee of the Bank Board. No determination has been made as of the date hereof regarding his appointment to other committees of the Board of the Company or of the Bank Board.

There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Mr. Ozkan pursuant to which he was elected as a director of the Company.

No directors or executive officers of the Company or the Bank are related to Mr. Ozkan by blood, marriage or adoption. Mr. Ozkan has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

	(e)	Not applicable.
	(f)	Not applicable.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Not applicable.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: February 21, 2024
	By:	/s/John J. Augustine
John J. Augustine
Executive Vice President and Chief Financial Officer

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